Item G.1.b.iii - The European Equity Fund, Inc. - New or Amended Advisory Agreements


FIRST AMENDMENT TO THE
INVESTMENT ADVISORY AGREEMENT
BETWEEN THE EUROPEAN EQUITY FUND, INC.
AND DWS INTERNATIONAL GMBH

      	  This FIRST AMENDMENT is made as of November 2, 2018 to that certain Investment Advisory Agreement (the "Agreement") between THE EUROPEAN EQUITY FUND, INC. and DWS INTERNATIONAL GMBH, formerly known as DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH ("DeAMI"), dated as of February 1, 2012.

	  Now, therefore, in consideration of the mutual promises set forth and for other good and valuable consideration, the parties hereby agree to amend the Agreement as follows:

	  1. The Agreement is hereby amended, effective as of November 2, 2018, by
	  replacing Section 2.1 in its entirety with the new Section 2.1 as follow:

	  2.1 The Fund will pay DeAMI an annual advisory fee hereunder of 0.65% of the Fund's average weekly net assets up to and including U.S. $100 million, and 0.60% of such assets in excess of U.S. $100 million, computed by or on behalf of the Fund on the basis of net asset value at the end of each week and payable at the end of each calendar month.

	  2. Except as amended by this FIRST AMENDMENT, the Agreement remains in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this FIRST AMENDMENT to the
Agreement to be executed by their dually authorized officers designated below as of the day and year first written above.

THE EUROPEAN EQUITY INC. 			DWS INTERNATIONAL GMBH


By:    /s/ Hepsen Uzcan				By:  /s/ Stephan Scholl
Name:  Hepsen Uzcan				Name: Stephan Scholl

Title: President				Title:Managing Director




By:  /s/ John Millette				By:  /s/ Dirk Schneider
Name:  John Millette				Name:  Dirk Schneider

Title: Secretary				Title: Vice President